										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2017	30.0	35.3	35.1	33.8	33.8
2018	36.1

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2017	23.3	22.2	22.0	25.9	93.4
2018	24.8

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	466.0	432.9	447.8	487.4	1,834.1	2017	11.7%	4.6%	9.0%	12.4%	9.5%
2018	495.9					2018	6.4%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	162.4	172.6	165.6	215.2	715.8	2017	10.5%	10.3%	20.0%	23.5%	16.3%
2018	197.9					2018	21.9%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	43.8	42.2	38.9	49.0	173.9	2017	10.3%	7.9%	-15.8%	10.1%	2.6%
2018	49.5					2018	13.0%

	Revenues - Bolzoni						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	41.6	41.9	44.3	49.4	177.2	2017	n.m.	7.7%	22.4%	22.0%	53.3%
2018	51.2					2018	23.1%

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	2.6	0.4	0.3	0.4	3.7	2017	n.m.	n.m.	n.m.	n.m.	n.m.
2018	0.3					2018	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	713.1	685.5	691.1	795.5	2,885.2	2017	18.0%	6.2%	9.8%	15.2%	12.3%
2018	788.2					2018	10.5%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	126.1	121.7	121.4	133.4	502.6	2017	17.7%	17.8%	17.6%	16.8%	17.4%
2018	132.1					2018	16.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	103.5	104.2	103.3	117.7	428.7	2017	14.5%	15.2%	14.9%	14.8%	14.9%
2018	112.9					2018	14.3%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	22.6	17.5	18.1	15.7	73.9	2017	3.2%	2.6%	2.6%	2.0%	2.6%
2018	19.2					2018	2.4%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	1.5	2.1	4.2	3.2	11.0
2018	3.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017 (4)	(2.4)	(2.1)	(2.2)	(22.1)	(28.8)
2018	(3.8)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017 (4)	24.3	18.3	15.9	35.3	93.8	2017 (4)	25.5%	10.4%	n.m.	n.m.	47.9%
2018	19.8					2018	24.7%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2017 (4)	18.1	16.4	16.5	(2.4)	48.6
2018	14.9

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2017	10.5	10.8	10.4	11.1	42.8
2018	11.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	387.6	394.4	422.5	461.0	461.0
2018	463.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	6.4	10.5	8.2	15.9	41.0
2018	7.4

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2017	102.0	38.3	17.0	7.4	164.7
2018	28.5

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2017	(7.1)	(15.6)	(7.9)	(16.7)	(47.3)
2018	(7.0)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2017	94.9	22.7	9.1	(9.3)	117.4
2018	21.5

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2017	(73.6)	149.6	(13.1)	(9.8)	53.1
2018	(14.3)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2017	4.9	5.0	4.9	5.0	19.8
2018	5.0

	Total Debt
	Q1	Q2	Q3	Q4	FY
2017	143.1	300.4	294.1	290.7	290.7
2018	283.4

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	498.3	530.2	557.7	572.4	572.4	2017	10.3%	11.7%	12.3%	9.2%	9.2%
2018	608.0					2018	8.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)
During the fourth quarter of 2017, the Company recognized $19.8 million of equity income from HYGFS and $38.2 million of income tax expense as a result of the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2017	30.0	35.3	35.1	33.8	33.8
2018	36.1

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2017	23.3	22.2	22.0	25.9	93.4
2018	24.8

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	466.0	432.9	447.8	487.4	1,834.1	2017	11.7%	4.6%	9.0%	12.4%	9.5%
2018	495.9					2018	6.4%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	162.4	172.6	165.6	215.2	715.8	2017	10.5%	10.3%	20.0%	23.5%	16.3%
2018	197.9					2018	21.9%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	43.8	42.2	38.9	49.0	173.9	2017	10.3%	7.9%	-15.8%	10.1%	2.6%
2018	49.5					2018	13.0%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	672.2	647.7	652.3	751.6	2,723.8	2017	11.3%	6.3%	9.6%	15.2%	10.7%
2018	743.3					2018	10.6%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	112.9	110.5	108.5	118.6	450.5	2017	16.8%	17.1%	16.6%	15.8%	16.5%
2018	116.1					2018	15.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	83.1	82.7	84.2	90.4	340.4	2017	12.4%	12.8%	12.9%	12.0%	12.5%
2018	89.5					2018	12.0%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	29.8	27.8	24.3	28.2	110.1	2017	4.4%	4.3%	3.7%	3.8%	4.0%
2018	26.6					2018	3.6%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	1.3	1.9	4.0	3.0	10.2
2018	3.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	(2.3)	(2.0)	(2.2)	(22.3)	(28.8)
2018	(3.8)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	31.6	28.7	22.3	48.2	130.8	2017	29.7%	17.8%	11.7%	n.m.	45.4%
2018	27.4					2018	24.8%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2017	22.3	23.8	19.7	6.0	71.8
2018	20.7

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2017	7.2	7.6	7.3	7.5	29.6
2018	7.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2017	321.6	330.4	353.4	391.2	391.2
2018	388.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	4.9	8.0	7.0	15.4	35.3
2018	5.3

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2017	109.7	35.5	22.4	9.1	176.7
2018	29.5

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2017	(5.8)	(17.4)	(6.9)	(16.5)	(46.6)
2018	(5.2)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2017	103.9	18.1	15.5	(7.4)	130.1
2018	24.3

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2017	(81.9)	151.6	(17.4)	(9.6)	42.7
2018	(17.2)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2017	41.6	41.9	44.3	49.4	177.2
2018	51.2

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	13.8	12.4	13.5	15.1	54.8
2018	17.0

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2017	11.5	11.9	11.4	13.6	48.4
2018	14.3

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	2.3	0.5	2.1	1.5	6.4
2018	2.7

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2017	2.2	0.4	1.9	1.1	5.6
2018	2.5

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2017	27.3%	n.m.	n.m.	27.3%	17.9%
2018	20.0%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2017	1.5	(0.1)	1.9	0.6	3.9
2018	1.9

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2017	2.6	0.4	0.3	0.4	3.7
2018	0.3

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	(0.6)	(0.9)	(0.4)	(0.2)	(2.1)
2018	(0.9)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2017 (1)	8.9	9.6	7.7	13.7	39.9
2018	9.1

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	(9.5)	(10.5)	(8.1)	(13.9)	(42.0)
2018	(10.0)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2017	(9.5)	(10.5)	(8.1)	(13.9)	(42.0)
2018	(10.0)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2017	40.0%	40.0%	39.5%	29.5%	36.4%
2018	27.0%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2017	(5.7)	(6.3)	(4.9)	(9.8)	(26.7)
2018	(7.3)

(1)	During the fourth quarter of 2017, the Nuvera recognized a $4.9 million impairment charge of long-lived assets, included property, plant and equipment and intangible assets.